GREENSPRING FUND, INCORPORATED

                             <LOGO>

                      FIRST QUARTER REPORT

                         MARCH 31, 1998





           This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the
                Greenspring Fund, Incorporated.

                                      April 1998




Dear Shareholders:

     During the first quarter of 1998, the stock market surged. Market pundits attribute the rise in stock prices to a diminution of fears that the woes of the Far East would spread around the globe, as well as the continuation of the "Goldilocks" economy in the U.S., with a "just right" combination of low inflation, interest rates, and unemployment. While large capitalization securities led the way with the strongest returns, just about all investment styles performed well during the quarter. The Greenspring Fund also generated strong positive absolute performance by gaining 4.5%, although this gain was less robust than the major indices.

     In a quarterly letter written two years ago, we explained the Greenspring Fund's rationale for heavily weighting the portfolio with securities of the banking industry. Since then, the Fund's interest in this area has not diminished and the banking industry remains our largest investment sector. This overweighting has greatly benefitted the Fund during the last several years, as performance of these securities has been strong and steady. Given our continued emphasis in this area and the recent announcements of the proposed mega-mergers of Citicorp/Travelers, NationsBank/BankAmerica and Banc One/First Chicago, we thought it was timely to provide an update on our investment thesis concerning the financial services industry.

     The investment rationale we articulated two years ago was that the banking industry provided excellent investment opportunities for several reasons.
First, valuations were very reasonable relative to the overall market, having only partially recovered from the decimation the stocks experienced in the early 1990's. Secondly, the economy had improved steadily over the prior several years resulting in sharp improvement in the asset quality of banks' loan portfolios. Consequently, nonperforming loans and additions to associated loan loss reserves were decreasing industry-wide, which directly increased earnings. Thirdly, banking was an area that was rapidly consolidating. Every bank in which the Fund had invested had the potential to be acquired, at a premium price, by a larger company intent upon building its franchise.

     At that time, most of the Fund's banking investments fell into one of two categories: "small banks and thrifts" or "regional banks." Most of the investments in small banks and thrifts shared several common characteristics. Most importantly, these investments were in strongly capitalized companies that could use their excess capital for stock repurchases, increased dividends, or wise acquisitions. In addition, many of the thrifts we purchased had recently converted from mutual to stock ownership, while many of the banks had undergone some kind of corporate development, such as an initial or
secondary stock offering.   Due to the proliferation of small banks and thrifts
and the relative paucity of industry analysts, the investment community did not follow the stocks of these companies very effectively, resulting in some bargain investments for those willing to do the necessary independent research. In most cases, the Greenspring Fund purchased banks and thrifts that sold at meaningful valuation discounts to their peers, for no justifiable reasons. In addition, most had a strong deposit franchise that made them attractive merger candidates to larger thrifts or regional banks.

     As with the small bank and thrift investments, the rationale for purchasing medium-sized regional banks also shared many of the same attributes. Often, these banks had been participants in the consolidation of the banking industry as buyers of smaller financial institutions. The resulting economies of scale helped to bolster their earnings while improving their regional franchises.
Some investments were in banks that had "turned the corner" on past asset problems and were solidly on the road to recovery, although investors had not fully recognized this progress. The combination of excess capital and tremendous free cash flow allowed these companies to aggressively repurchase their stock in the open market, which helped to limit the downside risk in the investments, as well as increasing earnings per share. The stocks also traded at modest multiples of earnings relative to the overall market. Finally, most regional banks were potential targets of the fast-growing super-regionals such as NationsBank, First Union and Bank One.

     Although the Greenspring Fund's interest in the financial services sector has evolved as the industry changed during the last several years, banking remains a favorite investment area for us. Strong performance by banking securities has attracted an increased amount of investors' dollars.
This has resulted in escalating valuations relative to the market, as well as more effective coverage in the industry, and a decreasing number of attractive bargains. For the most part, the fundamentals that attracted us to this area several years ago remain intact. Banks and thrifts are even more strongly capitalized today than they had been and still generate a substantial amount of free cash flow, giving them the ability to continue to repurchase shares of their own stock. However, since these stocks now sell at significantly higher price-earnings and price-to-book value ratios, stock repurchases are no longer as beneficial as they used to be. In addition, banks no longer get the incremental boost to earnings that they did during the early-to mid-1990's when additions to loan loss reserves were shrinking compared to prior years. Today, nonperforming assets are stable at extremely low levels and associated
loan loss reserves are more than sufficient.   These conditions are very
healthy, but allow little room for improvement.

     Consolidation has continued at an increasingly torrid pace.   "Buy or be
bought" seems to be the rallying cry, as very few banks have not engaged in some type of merger or acquisition activity during the last several years. Today, America has fewer than 9,200 banks, as compared with more than 14,000 banks in 1985. Acquisitions have occurred more frequently, at higher multiples of earnings and book value, and have included much larger companies. The median price-to-earnings ratio of the bank acquisitions announced this year has been 23.9, compared to the median during 1995 of 16.4. Similarly, the median price-to-book value ratio this year has been 2.7, which is sharply higher than the 1.7 multiple paid in 1995. Despite the increased acquisition prices, the premium over the market price of the target stocks has diminished during the last several years. Today, many banking stocks trade at valuations that reflect investors' expectations of an acquisition, as opposed to the banks' underlying operating fundamentals. The average takeover premium above the current market price has been only 10 percent this year, compared to 21 percent in 1996.

     A change in the operating philosophy of many larger financial institutions has created new investment opportunities. The "big banks" have become more streamlined and narrowly focused in their approach to loan generation. These banks increasingly concentrate on lines of business where they have superior returns on investment, usually the result of special expertise or economies of scale. Unless they can attain critical mass in an area, these banks would rather exit a line of business and focus on what they believe to be their "bread and butter." This development has created opportunities for companies with the expertise to operate profitably in the niches created as banks have de-emphasized or sold many lines of business. These "specialty finance" companies have a wide variety of specialties, including nonconventional loan origination, subordinated loans, small business loans, ESOP loans, the purchase and servicing of nonperforming loans, and other nontraditional type lending.

     The relative newness and, in some cases, the small size of many of these companies and industries has contributed to very inefficient coverage by the
Wall Street community.   This has created a proliferation of investment
opportunities for those willing to do their own research in a neglected or underfollowed area, which has always been one of the Greenspring Fund's strengths. As the specialty finance markets continue to grow and withstand the test of time, these companies should attract a growing number of investors, helping to increase their valuations. Meanwhile, the performance of these investments remains driven by company-specific events, as opposed to moving in tandem with the broad market averages.

     Some of the specialty finance companies in which the Fund has invested (Criimi Mae, Imperial Credit Commercial Mortgage, Ocwen Asset Investment) have chosen the REIT structure in order to benefit from certain tax advantages.

This should prove to be a very efficient capital structure that will enable these companies to maximize the income they can pay to shareholders. The resulting stream of high and growing dividends should help to limit the downside risk in these securities.

     Although some of these specialty finance industries are still in the early stages of existence, consolidation has already started to occur. The same factors driving the consolidation of the traditional banking industry are also spurring mergers in this evolving industry. Ironically, large banks and insurance companies, the same types of companies that helped to spawn the growth of the specialty finance companies, are leading the charge to purchase them. Attracted by the highly profitable returns and the ability to acquire critical mass in a line of business, these financial companies are buying companies that are available at prices that are more attractive than traditional banking targets. Examples include Conseco's recent offer to purchase Green Tree Acceptance, a specialty lender, and First Union's decision to buy The Money Store, a non-prime home equity lender. We believe this consolidation will continue if the stock prices of specialty finance companies, many of which have not kept pace with the general stock market recently, do not improve. Either way, specialty finance companies should provide solid performance during the next several months with little dependence on the performance of the financial markets.

     Investments in the financial services industry will remain a significant portion of the Fund's assets for the foreseeable future. It is an area we understand very well and, historically, has been a source of very solid returns for the Greenspring Fund. Additionally, we continue to focus on other securities where company-specific events, not a strong market, drive the success of the investments. We are confident that we will continue to uncover additional investment opportunities despite the lofty level of the major stock market averages, and we look forward to reporting on developments in the Fund as the year progresses.



                                      Respectfully,


                                      /s/Charles vK. Carlson
                                      Charles vK. Carlson
                                      President

P.S. We would also like to report on the favorable results of the Special Meeting of Shareholders that was held on April 6, 1998. All of the proposals presented in the proxy statement received the necessary approvals. We thank all Greenspring Fund shareholders for their response. The positive vote should result in a more efficient mutual fund that has increased flexibility to achieve its investment goals and will benefit from lower management fees as the Fund's assets grow.

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 1998


COMMON STOCKS (61.88%)


     Shares                                                        Value

                   Aerospace (.61%)

     11,000        Lockheed Martin Corp.                     $    1,237,500
                                                                  1,237,500

                   Banking (10.90%)

     18,200       *BankUnited Financial Corp.                       256,507
     15,000        Bay View Capital Corp.                           521,250
     31,000        BostonFed Bancorp, Inc.                          713,000
     49,400        Charter Financial, Inc.                        1,704,300
     18,000        Chase Manhattan Corp.                          2,427,750
     25,000        Columbia Bancorp, Inc.                           893,750
     89,728        Crestar Financial Corp.                        5,305,168
     50,000        Dime Bancorp, Inc.                             1,503,125
     34,000        GA Financial, Inc.                               692,750
     15,000        Mercantile Bankshares Corp.                      542,813
     33,000       *PFF Bancorp, Inc.                                680,625
     21,100        PS Financial, Inc.                               296,719
     53,712        Patriot Bank Corp.                               980,244
     16,500        Rocky Ford Financial Corp.                       238,219
    100,000        Staten Island Bancorp                          2,050,000
     28,600        Statewide Financial Corp.                        657,800
     54,750       *Sun Bancorp, Inc.                              1,697,250
      2,500        Wells Fargo & Company                            828,125
                                                                 21,989,395

                   Business Services (2.63%)

    124,500       *Consolidation Capital Corp.                    3,128,062
     64,400        Standard Register Company                      2,185,575
                                                                  5,313,637

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH  31, 1998


COMMON STOCKS (CON'T)


     Shares                                                        Value

                   Construction (2.72%)

     68,000       *Emcor Group, Inc.                        $    1,462,000
     26,800       *Shaw Group Inc.                                 668,325
    157,000       *Walter Industries                             3,355,875
                                                                 5,486,200

                   Consumer Products/Services (5.22%)

    179,066       *Bolle Inc.                                    1,163,929
    310,800       *Eagle Food Centers, Inc.                      1,165,500
     36,600        First Brands Corporation                        912,713
     19,900        Genesee Corporation Class B                     796,000
    460,000       *Host Marriott Services                        6,497,500
                                                                10,535,642

                   Electric Power (.19%)

     25,150       *NRG Generating, Inc.                            389,825
                                                                   389,825

                   Financial Services (9.47%)

    225,000        Criimi Mae Inc.                               3,473,437
     68,500       *ITLA Capital Corp.                            1,455,625
    251,300        Imperial Credit Commercial Mortgage           3,769,500
    332,400       *Long Beach Financial Corp.                    4,238,100
    248,200        Ocwen Asset Investment Corp.                  4,234,913
     70,000       *Ocwen Financial, Inc.                         1,942,500
                                                                19,114,075

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                               MARCH  31, 1998


COMMON STOCKS (CON'T)


     Shares                                                        Value

                   Healthcare Products/Services (.47%)

     69,700       *Mediq, Inc.                               $       949,662
                                                                     949,662

                   Instrumentation (2.77%)

    347,500      *!Barringer Technologies                          4,235,156
    116,600       *OSI Systems, Inc.                               1,355,475
                                                                   5,590,631

                   Insurance (4.17%)

     75,000        PartnerRe Holdings, Ltd.                        3,684,375
    102,416        Reliastar Financial Corp.                       4,730,339
                                                                   8,414,714

                   Manufacturing (7.46%)

    191,247       *Figgie International                            2,390,587
     69,600       *Figgie International Class A                      965,700
    278,300       *Griffon Corporation                             4,418,012
     55,200       *Middleby Corp.                                    393,300
    171,000        Rohn Industries, Inc.                             953,855
    165,000        U.S. Industries, Inc.                           4,960,313
     35,000        Woodward Governor Company                         975,625
                                                                  15,057,392

                   Media (1.72%)

    100,000       *U.S. West Media Group                           3,475,000
                                                                   3,475,000

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 1998


COMMON STOCKS (CON'T)


     Shares                                                        Value

                   Natural Resources (4.30%)

     32,500        Mitchell Energy & Development Corp. Cl. A  $     863,281
     47,000       *Norex Industries, Inc.                           857,750
     98,730        Penn Virginia Corp.                            2,875,511
     92,500        Tidewater Inc.                                 4,052,656
      3,900        United States Lime & Minerals                     32,297
                                                                  8,681,495

                   Optical Products (2.13%)

    505,844       *Lumen Technologies                             4,299,674
                                                                  4,299,674

                   Real Estate (4.36%)

    171,400        Mark Centers Trust                             1,531,888
    286,100        Prime Retail, Inc.                             4,273,619
    175,945        The Town and Country Trust                     3,002,062
                                                                  8,807,569

                   Companies in Liquidation (2.76%)

    282,196       *!Atlantic Realty Trust                         3,245,254
    583,800       *!EQK Realty Investors 1                          693,263
    581,450       *!Hi Shear Industries, Inc.                     1,635,328
                                                                  5,573,845

                    Total Common Stocks (Cost $86,808,198)      124,916,256

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                               MARCH  31, 1998


PREFERRED STOCKS (3.05%)


     Shares/
    Principal
     Amount                                                        Value

                   Convertible Pfd. Stock (1.40%)

    117,000        Prime Retail, Inc., 8.50% Pfd. B           $   2,837,250

                   Total Convertible Pfd. Stock                   2,837,250

                   Non-Convertible Pfd. Stocks (1.65%)

      1,000        BankUnited Capital Trust, 10.25%, Series A     1,077,500
     94,500       *River Bank America $3.75, Series A             2,244,375

                   Total Non-Convertible Pfd. Stocks              3,321,875

                   Total Pfd. Stocks (Cost $5,605,246)            6,159,125


BONDS (19.22%)

                   Convertible Bonds (10.43%)

$ 1,500,000        Alexander Haagen Properties, Inc.
                   7.50%, 1/15/01                                1,517,812
  2,000,000        Bell Sports Corp., 4.25%, 11/15/00            1,695,000
  9,940,000        Corporate Express, Inc., 4.50%, 7/1/00        8,946,000
  2,000,000        Emcor Group, 5.75%, 4/1/05                    2,017,500
  1,176,000        Kelley Oil & Gas Partners, Ltd.,
                   8.50%, 4/1/00                                 1,180,410
    946,000        Kelley Oil & Gas Partners, Ltd.,
                   7.875%, 12/15/99                              1,420,025
    500,000        Liberty Properties Limited Partnership,
                   8.00%, 7/1/01                                   672,500
  3,900,000        The Learning Company, 5.50%, 11/1/00          3,609,938

                   Total Convertible Bonds                      21,059,185

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                               MARCH  31, 1998


BONDS (CON'T)


    Principal
     Amount                                                        Value

                   Non-Convertible Bonds (8.66%)

$ 2,445,000        Bay View Capital Corp., 9.125%, 8/15/07    $   2,555,025
  1,500,000        B.F. Saul Real Estate Investment Trust,
                   11.625%, 4/1/02                                1,590,694
  7,050,000        CLN Holdings, First Priority, 0.00%, 5/15/01   5,591,531
  1,000,000        Figgie International, 9.875%, 10/1/99          1,040,313
  2,701,000        Homeland Stores, 10.00%, 8/1/03                2,518,683
  1,000,000       +Life Savings Bank, 13.50%, 3/15/04             1,001,250
    400,000        Ocwen Financial, 11.875%, 10/1/03                461,750
  1,670,000        U.S. Shoe, 8.625%, 10/1/02                     1,695,050
  1,000,000        U.S. Treasury, 7.125%, 9/30/99                 1,021,875

                   Total Non-Convertible Bonds                   17,476,171

                   Bonds in Reorganization (.13%)

  2,900,000       #Lomas Mortgage USA, Class 3 Claim                251,720

                   Total Bonds in Reorganization                    251,720

                   Total Bonds (Cost $37,564,495)                38,787,076


SHORT-TERM INVESTMENTS (14.73%)

                   Commercial Paper (12.88%)

  8,000,000        American Express Credit Corp.,
                   5.549%, 4/15/98                               8,000,000
  9,000,000        General Electric Credit Corp.,
                   5.557%, 4/8/98                                9,000,000
  9,000,000        Household Finance Corp.,
                   5.525%, 4/1/98                                9,000,000

                   Total Commercial Paper                       26,000,000

                        GREENSPRING FUND, INCORPORATED
                           PORTFOLIO OF INVESTMENTS
                                MARCH 31, 1998


SHORT-TERM INVESTMENTS (CON'T)

                                                                 Value

                   Other Short-Term Investments (1.85%)

                   Temporary Investment Fund, Inc.          $   3,733,757

                   Total Other Short-Term Investments           3,733,757

                   Total Short-Term Investments
                            (Cost $29,733,757)                 29,733,757

                   Total Investments in Securities (98.88%)
                            (Cost $159,711,696)               199,596,214

                   Other Assets Less Liabilities (1.12%)        2,259,553

                   Total Net Assets (100%)                  $ 201,855,767


*Non-income producing securities
+144A securities, representing .50% of net assets
#Non-income producing, Board-valued illiquid security, representing
 .13% of net assets
!Non-controlled affiliated issuer

                        GREENSPRING FUND, INCORPORATED
                         PERFORMANCE SINCE INCEPTION


               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

                                   <GRAPH>

                            7/83            $10.000.00
                           12/83             11,223.00
                           12/84             12,691.50
                           12/85             15,238.00
                           12/86             17,127.10
                           12/87             19,303.70
                           12/88             22,389.30
                           12/89             24,761.70
                           12/90             23,149.94
                           12/91             27,626.00
                           12/92             32,190.40
                           12/93             36,905.90
                           12/94             37,951.70
                           12/95             45,081.70
                           12/96             55,291.30
                           12/97             68,532.40
                            3/98             71,644.40

*Figures include changes in principal value, reinvested dividends, and capital gain distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended March 31, 1998 were 25.64%, 15.53% and 13.39%. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown.

                        Greenspring Fund, Incorporated
                        2330 West Joppa Road, Suite 110
                             Lutherville, MD 21093
                                (410) 823-5353
                                (800) 366-3863

                                   DIRECTORS
                        Charles vK. Carlson, Chairman
                              William E. Carlson
                                  David T. Fu
                              Michael J. Fusting
                              Michael T. Godack
                              Richard Hynson, Jr.

                                   OFFICERS
                             Charles vK. Carlson
                    President and Chief Executive Office

                              Michael T. Godack
                      Sr. Vice President and Secretary

                              Michael J. Fusting
            Vice President, Treasurer and Chief Financial Officer

                             INVESTMENT ADVISOR
                     Key Equity Management Corporation
                      2330 West Joppa Road, Suite 108
                         Lutherville, MD 21093-7207

                               TRANSFER AGENT
                                  PFPC Inc.
                            400 Bellevue Parkway
                            Wilmington, DE 19890
                               (800) 576-7498

                                  CUSTODIAN
                                   PNC Bank
                           Airport Business Center
                        200 Stevens Drive, Suite 440
                               Lester, PA 19113

                           INDEPENDENT ACCOUNTANTS
                           Coopers & Lybrand L.L.P.
                             250 W. Pratt Street
                             Baltimore, MD 21201

                                LEGAL COUNSEL
                     DeMartino Finkelstein Rosen & Virga
                       1818 N Street, N.W., Suite 400
                          Washington, DC 20036-2492